Filed Pursuant to Rule 497(e)

Registration File No.: 333-233028

BLACKROCK SCIENCE AND TECHNOLOGY TRUST

Supplement dated March 26, 2020 to the Prospectus Supplement dated September 30, 2019, and to the Prospectus dated September 26, 2019,

each as supplemented to date

The Prospectus Supplement, dated September 30, 2019, and the Prospectus, dated September 26, 2019, of BlackRock Science and Technology Trust (the “Trust”), each as supplemented to date, are further supplemented with the following information:

On March 25, 2020, the last reported sale price of the Trust’s common shares on the NYSE, the NAV per common share and the percentage premium to NAV were $29.01, $28.00 and 3.61%, respectively. As of March 25, 2020, the Trust had 23,326,840 common shares outstanding and net assets of $653,138,675.

Investors should retain this supplement for future reference.